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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  June 21, 2000


                                    THQ INC.
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             (Exact name of Registrant as Specified in Its Charter)



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
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    DELAWARE             (Commission File Number)       (IRS Employer Identification No.)
                                 0-18813                           13-3541686
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27001 Agoura Road, Suite 325, Calabasas Hills,            91301
                California

Registrant's telephone number, including area code 818-871-5000.


                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

                           On June 20, 2000, the Board of Directors of the Company adopted a Stockholders Rights Agreement. Pursuant to such Agreement, the Company will make a dividend distribution of one preferred stock purchase right for each outstanding share of Common Stock of the Company as of the close of business on July 3, 2000.

                  The Board of Directors of the Company also adopted certain changes to the Company's Bylaws, which are designed to enhance the Company's corporate preparedness in the event of takeover events.

Item 7. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

    Not applicable.

(b) Pro forma financial information:

    Not applicable.

(c) Exhibits:

         3        Amended and Restated Bylaws of the Company

         4 Stockholders Rights Agreement dated as of June 21, 2000 between the Company and American Stock Transfer & Trust Company, as Rights Agent.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        THQ INC.
Date:    June 21, 2000                  By: /s/ Brian Farrell
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                                        Name:    Brian J. Farrell
                                        Title:   President



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                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:

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
Exhibit No.
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     3           Amended and Restated Bylaws of the Company

     4 Stockholders Rights Agreement dated as of June 21, 2000 between the Company and American Stock Transfer & Trust Company, as Rights Agent.
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